Rule 497(e)

File Nos. 333-130820 and 811-08183

SCHWAB SELECT ANNUITY®

SUPPLEMENT DATED February 16, 2007

To the Prospectus dated May 1, 2006 for the

Variable Annuity-1 Series Account

of First Great-West Life & Annuity Insurance Company

Dear Schwab Select Annuity® Contract Owner:

Effective February 5, 2007, Deutsche Asset Management International GmbH will act as sub-advisor to the DWS Large Cap Value VIP Portfolio.

As a result of the foregoing change, the investment objective for the DWS Large Cap Value VIP on page 13 of your Prospectus is deleted in its entirety and replaced with the following:

DWS Large Cap Value VIP – Class A shares seeks to achieve a high rate of total return. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000 Value Index and that the Portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The Portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the Portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector. Sub-advised by Deutsche Asset Management International GmbH.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2006. Please keep this supplement for future reference.